West Coast Community Bancorp Q3 2026 Investor Presentation | 1 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 INSTRUCTIONS Footnote Formatting: *Font: HelveticaNeueLT Pro 45 LtCn *Italics *Font Size: 9 *Color is dark grey #494949 Investor Presentation October 2026

West Coast Community Bancorp October 2026 Investor Presentation | 2 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 This investor presentation has been prepared by West Coast Community Bancorp (traded as “WCCB" on the Nasdaq Stock Market LLC, the "Company"), and its wholly owned subsidiary, West Coast Community Bank (formerly known as Santa Cruz County Bank) (the “Bank”), solely for informational purposes based on its own information as well as information from public sources. Certain information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.   Statement Regarding Forward-Looking Information This presentation contains statements that we believe are, or may be considered to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations or assumptions regarding the future of the business, future plans and strategies, operational results and other future conditions of the Company. All statements other than statements of historical fact included in this presentation may constitute forward-looking statements, including statements regarding the prospects of our industry or our prospects, plans, expected operating results, financial position or business strategy. In addition, forward-looking statements generally can be identified by the use of forward-looking words such as “plan,” “expect,” “look forward to,” “budget,” “scheduled,” “estimate,” “forecast,” “continue,” “intend,” “potential,” “anticipate,” “believe,” “should,” “may,” “could,” “would,” “might,” “seek,” “will,” “be taken,” “occur,” “be achieved,” or the negative of these terms or variations of them or similar terms. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those reflected in these forward- looking statements. Non-GAAP Financial Measures This presentation includes references to non-GAAP financial measures, including: tangible common equity, tangible common equity ratio, tangible book value per share, gross loans excluding PPP loans and/or purchase discounts, adjusted non-GAAP net income, adjusted non-GAAP ROAA, adjusted non-GAAP ROATCE, adjusted diluted earnings per share, net interest income (taxable equivalent), adjusted non-GAAP efficiency ratio, adjusted non-GAAP cost of funds. We believe that these non-GAAP measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. See the Appendices to this presentation for a reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. Unaudited Financial Data Numbers contained in this presentation for the quarter ended September 30, 2026, and for other quarterly periods are unaudited. As a result, subsequent information may cause a change in certain accounting estimates and other financial information. Disclaimer

West Coast Community Bancorp October 2026 Investor Presentation | 3 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 About West Coast Community Bank 220 full-time equivalent employees as of September 30, 2026 $2.98 billion in assets as of September 30, 2026 Community bank headquartered in California’s Central Coast region; founded in Santa Cruz in 2004 Eleven branches across five counties: Monterey, San Luis Obispo, San Mateo, Santa Clara and Santa Cruz Regional Footprint

West Coast Community Bancorp October 2026 Investor Presentation | 4 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Attractive Markets Monterey County County # of Branches* Deposit Market Share** Median Household Income****Population*** 5 16.33% 3 7.89% 1 0.63% 1 0.13% 271K 439K 282K 1.9MM $108K $93K $101K $168K Santa Cruz County San Luis Obispo County Santa Clara County **Per FDIC data as of June 30, 2026 ***Per 2020 U.S. Census ****Per 2024 U.S. Census Bureau Data *Our 11th branch, located in San Mateo County, opened in October 2026.

West Coast Community Bancorp October 2026 Investor Presentation | 5 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Leadership Team Krista Snelling Chairman & Chief Executive Officer Angelo DeBernardo, Jr. EVP Chief Lending Officer Jon P. Sisk EVP Chief Banking Officer Shawn Lipman EVP Chief Credit Officer Maxwell Sinclair EVP Chief Risk Officer Mark Gouvion EVP Chief Operations Officer Cecilia Situ EVP Chief Financial Officer Matthew March EVP Chief Information Officer

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West Coast Community Bancorp October 2026 Investor Presentation | 7 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Q3 2026 Consolidated Financial Results Balance Sheet Strength Consistent Profitability Strong Earnings Metrics Healthy Credit Quality $2.984 Billion Total Assets $37.1 Million Q3 Net Interest Income 2.21% / 2.08%(1) Q3 ROAA / Q3 Non-GAAP Adjusted ROAA 0.63%(2) Nonperforming Assets/Assets $2.337 Billion Total Loans $16.7 Million Q3 Net Income 20.20% / 19.13%(1) Q3 Non-GAAP ROATCE / Q3 Non- GAAP Adjusted ROATCE 0.51% Nonaccrual Loans/Total Loans $2.555 Billion Total Deposits $15.8 Million(1) Q3 Non-GAAP Adjusted Net Income 5.20%(1) Q3 Net Interest Margin, Taxable Equivalent (Non-GAAP) 1.57% ACL/Total Loans $341.6 Million(1) Tangible Common Equity, a Non- GAAP measure $1.59 / $1.50(1) Q3 Diluted Earnings Per Share / Q3 Non-GAAP Adjusted Diluted Earnings Per Share 42.31%(1) Q3 Non-GAAP Efficiency Ratio 0.18% Annualized Year-to-Date Net Charge-offs (Recoveries)/ Avg. Loans (1) See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices. (2) Nonperforming assets includes nonaccrual loans and other real estate owned.

West Coast Community Bancorp October 2026 Investor Presentation | 8 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Consistent Balance Sheet Growth ($ in millions) Total Assets Total Loans (Excl. Purchase Discounts)* Total Deposits Tangible Common Equity* *Also excludes Paycheck Protection Program (PPP) loan balances. See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices. Denotes acquisition through bank merger $1,701 $1,744 $1,794 $2,680 $2,884 $2,895 $2,945 $2,984 $994 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 $1,109 $1,265 $1,411 $2,076 $2,193 $2,237 $2,287 $2,351 $639 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 $1,496 $1,531 $1,515 $2,310 $2,477 $2,474 $2,523 $2,555 $808 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 $158 $170 $203 $265 $313 $325 $337 $342 $39 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 CAGR = 12.6% CAGR = 17.1% CAGR = 11.9% CAGR = 17.7%

West Coast Community Bancorp October 2026 Investor Presentation | 9 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Strong Profitability ($ in millions) *See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices. **Reflects adjusted net income for the periods presented. Net Income $8.2 $3.8 $11.7 $12.9 $12.1 $13.8 $15.0 $12.2 1.78% 1.95% 1.73% 1.88% 2.12% 2.21% 1.87% 2.08% 1.97% 1.96% 1.87% 2.08% Net Income Non-GAAP Adjustment (+)* Non-GAAP Adjustment (-)* ROAA Adjusted ROAA* 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $13.4** 0.57% $16.7 $15.8** $14.4** $14.1** $13.0** 1.69%

West Coast Community Bancorp October 2026 Investor Presentation | 10 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Attractive Adjusted Return On Average Tangible Common Equity 14.63% 22.07% 18.34% 19.35% 17.05% 19.23% 19.75% 17.01% 19.13% 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 —% 5% 10% 15% 20% 25% Adjusted Return on Average Tangible Common Equity* *See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices.

West Coast Community Bancorp October 2026 Investor Presentation | 11 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 *See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices. **Reflects adjusted diluted EPS for the periods presented High Margin Drives Profitability ($ in millions, except per share data) Net Interest Income/ Taxable Equivalent Net Interest Margin* Diluted Earnings per Share ("EPS") $20.5 $34.1 $32.3 $32.8 $34.6 $34.4 $34.1 $33.1 $37.1 4.93% 5.38% 5.29% 5.30% 5.28% 4.99% 5.11% 4.92% 5.20% Net Interest Income Taxable Equivalent NIM* 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 $0.36 $1.22 $1.31 $1.16 Diluted EPS Non-GAAP Adjustment (+)* Non-GAAP Adjustment (-)* 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 $1.50** $0.96 $1.32** $1.10 $1.23** $1.14 $1.36** $1.43 $1.28** $1.59

West Coast Community Bancorp October 2026 Investor Presentation | 12 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Attractive Deposit Mix As of September 30, 2026 The 10 largest deposit relationships, excluding fully collateralized government agency deposits, represent approximately 15.0% of total deposits. Growth opportunities include: ▪ Expanded Central Coast presence ▪ Silicon Valley/Bay Area ▪ Local municipalities Money market 2.60% Interest-bearing demand 0.99% Savings 0.85% CDs 2.37% Total deposits 1.31% Q3 2026 Average Cost of DepositsNoninterest-bearing demand 39% Interest-bearing demand 9% Money market 40% Savings 7% CDs 5% Business: 31% Personal: 8%

West Coast Community Bancorp October 2026 Investor Presentation | 13 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Disciplined Credit Culture ($ in thousands) Nonperforming Loans (net of Deferred Loan Fees and Costs) Nonperforming loans to total loans of 0.51%. The balance reflects: ▪ A $5.8 million hotel relationship, consisting of a $878 thousand conventional CRE loan and a $4.9 million SBA CRE loan. Other non-accrual loans include 2 CRE loans totaling $1.4 million, as well as $4.7 million of other SBA-related credits. As of September 30, 2026 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 Nonaccrual Loans * Commercial & Industrial $ 163 $ 1,243 $ — $ — $ — $ — $ — $ — Land & Construction — 990 — — 10,000 — — — Commercial Real Estate — — 6,526 504 — 1,112 1,096 2,320 SBA, B&I, and FSA 157 120 — 114 4,101 9,824 10,346 9,561 Consumer 61 808 — — — — — — Total Nonaccrual $ 381 $ 3,161 $ 6,526 $ 618 $ 14,101 $ 10,936 $ 11,442 $ 11,881 Allowance for Credit Losses $ 19,978 $ 21,444 $ 23,943 $ 31,622 $ 38,173 $ 34,677 $ 35,119 $ 36,608 ACL as a % of Gross Loans excluding PPP* 1.80% 1.70% 1.70% 1.55% 1.76% 1.56% 1.55% 1.57% *See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices.

West Coast Community Bancorp October 2026 Investor Presentation | 14 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Loans By Type ($ in millions, except as noted) Commercial Real Estate $1,352 62% Commercial & Industrial $366 17% Construction $254 12% Guaranteed Portion of SBA, B&I and FSA; $116.4 million, or 71%, of this segment Chart presented gross of deferred expenses, fees and purchase discounts as of September 30, 2026. *See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices. $2.337 Billion in Total Outstanding Loans as of September 30, 2026* Q3 2026 tax equivalent loan yield of 7.01%, up 7 bps from 6.94% in Q2 2026. The increase in the loan yield over prior quarter was primarily attributed to the recovery of interest on the collection of a formerly charged-off loan in addition to upward repricing in response to increases in market interest rates. Commercial Real Estate $1,420 60% Construction $255 11% Co ercial & In i l 4 7 20 Consumer and Other $43 2% SBA 7a, B&I and FSA $163 7%

West Coast Community Bancorp October 2026 Investor Presentation | 15 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Real Estate Loan Detail ($ in millions, except as noted) $1.420 Billion in Total Commercial Real Estate Loans as of September 30, 2026* **Alameda, San Francisco, San Mateo, Contra Costa, Sonoma, Solano, Napa and Marin counties *Figures gross of deferred expenses, fees and purchase discounts. Retail $157 12% Other CRE, OO $233 17% Office $128 9% Hotel $238 18% Multifamily $240 18% Monterey County $416 31% Santa Cruz County $496 36% Santa Clara County $129 10% Hotel $237 18% 1-4 SFR $45 3% Farmland $97 7% Hotel $254 18% Multifamily $218 15% Office $122 9% Other CRE, NOO $244 17% Other CRE, OO $234 16% Retail $206 15% Bay Area** $52 4% Santa Cruz County $499 35% Monterey County $388 28% San Luis Obispo County $116 8% Other CA $159 11% Out of State $89 6% Santa Clara County $117 8%

West Coast Community Bancorp October 2026 Investor Presentation | 16 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Organic Loan Growth and Pricing ($ in millions) Originations & advances, paydowns and payoffs gross of deferred expenses, fees and purchase discounts. Loan rates are weighted by loan balances adjusted for deferred expenses, fees and purchase discounts. Q4-2024 loan growth data excludes $603 million in loans acquired via the merger with 1st Capital Bancorp; the overall portfolio interest rate calculation includes the acquired loans. 8.56% 8.13% 8.24% 7.49% 7.14% 6.96% 6.77% 6.58%6.55% 6.63% 6.69% 6.73% 6.70% 6.67% 6.67% 6.77% Originations & Advances Paydowns Payoffs Wtd Avg Origination Rate Overall Wtd Avg Rate 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 $(100) $— $100 $200 2.00% 4.00% 6.00% 8.00% 10.00%

West Coast Community Bancorp October 2026 Investor Presentation | 17 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Fixed vs. Variable Rate Loans and Repricing Timeline ($ in millions) Figures gross of deferred expenses, fees and purchase discounts. (1) Of the loans at their floor rate, 75% will remain at the floor for more than 12 months. (2) Floating/Instant: WSJ Prime and SOFR based loans that reprice instantly or monthly based on their respective index. (3) 93% of fixed rate loans have maturities beyond 12 months. Interest Rate Structure as of September 30, 2026 $643 27% $850 36% $374 16% $481 21% At Floor (1) Floating/Instant (2) Fixed Rate (3) Adjustable Rate $149 $88 $242 $2 CRE Other Loans SBA RE $— $50 $100 $150 $200 $250 < 1 year 1-3 years 3-5 years 5-15 years

West Coast Community Bancorp October 2026 Investor Presentation | 18 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Fixed vs. Variable Rate Loans and Loan Floor Rates ($ in millions) Interest Rate Structure as of September 30, 2026 $643 27% $850 36% $374 16% $481 21% At Floor Floating/Instant Fixed Rate Adjustable Rate $50 $53 $58 $329 $140 $— $50 $100 $150 $200 $250 $300 $350 3% - 4% 4.01% - 4.5% 4.51% - 5% 5.01% - 6% 6.01% - 7% 7%+ Figures gross of deferred expenses, fees and purchase discounts. $13

West Coast Community Bancorp October 2026 Investor Presentation | 19 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Changes in Allowance for Credit Losses on Loans ("ACL") in Q3 2026 ($ in thousands) Total Period End ACL Decrease in the ACL Increase in the ACL $35,119 $1,214 $(1,214) $1,535 $1,175 $(1,049) $(172) $36,608 6/30/2026 ACL 1.55% of Amortized Cost of Loans Recoveries, Net of Charge- offs Reserve Release due to Recovery Increase in Loan Volume / Change in Mix Change in Individually Analyzed Loan Reserves Net Change in Pooled Reserve Rate Other 9/30/2026 ACL 1.57% of Amortized Cost of Loans $33,000 $34,000 $35,000 $36,000 $37,000 $38,000 $39,000

West Coast Community Bancorp October 2026 Investor Presentation | 20 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Investment Portfolio Composition As of September 30, 2026 ▪ Chart includes available-for-sale ("AFS") securities at market value and held-to- maturity ("HTM") securities at amortized cost. ▪ Effective duration of the investment portfolio is 3.8 years. ▪ 98% of the carrying value of investment securities classified as AFS. ▪ Total portfolio book yield of 3.71%. ▪ HTM securities totaled $6.4 million. *The municipal bond that is not rated was underwritten by the Bank and is fully secured by a 1st lien position on a real estate property. Municipal Bond Ratings 22% 65% 5% 8% AAA AA A NR* US Treasury bonds Effective Duration: 1 Book yield: 1.93% Securities issued by US Government agencies (including MBS/CMOs) Effective Duration: 4.3 Book yield: 4.27% SBA-backed Effective Duration: 1.3 Book yield: 4.32% Municipal bonds Effective Duration: 6.8 Book yield: 4.38% Asset-backed Effective Duration: 0 Book yield: 4.65% Privately labeled CMO Effective Duration: 5.7 Book yield: 4.65% Corporate bonds Effective Duration: 0.9 Book yield: 4.04% Book yields presented are the weighted average yields as of September 30, 2026.

West Coast Community Bancorp October 2026 Investor Presentation | 21 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 $9.9 $21.6 $15.5 $15.4 $15.5 $15.8 $16.0 $15.9 $16.3 45.76% 61.62% 45.16% 43.13% 44.12% 43.59% 46.24% 42.31%43.05% 46.48% 43.08% 43.91% Noninterest Expense Efficiency Ratio Adjusted Efficiency Ratio* 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 Disciplined Expense Management ($ in millions) Noninterest Expense *See Non-GAAP Reconciliation for reconciliation to GAAP financial measures in the Appendices. 44.95%

West Coast Community Bancorp October 2026 Investor Presentation | 22 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Robust Capital Position Post 2024 Merger & Post Stock Repurchase in 2025 TCE Ratio* Tier 1 Ratio Total Capital Ratio Leverage Ratio 9.44% 9.90% 11.47% 10.14% 11.10% 11.49% 11.67% 11.69% 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 13.62% 13.69%13.72% 12.24% 12.82%13.08%13.22% 13.33% 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 14.88% 14.94% 14.98% 14.00% 14.39% 14.65% 14.47% 14.59% 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 9.50% 10.39% 12.09% 10.51% 11.12%11.75% 12.11%12.07% 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 *Non-GAAP measure. See the Appendices for reconciliations to the most comparable GAAP measures.

West Coast Community Bancorp October 2026 Investor Presentation | 23 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Tangible Book Value Per Share Continues Upward Trend Tangible Book Value per Share* = (Shareholders' Equity - Goodwill & Intangibles) / Outstanding Shares Adjusted for stock dividends and splits CAGR = 12.6% $18.50 $20.04 $24.10 $25.09 $29.85 $30.98 $32.01 $32.46 Tangible Book Value Per Share* 2021YE 2022YE 2023YE 2024YE 2025YE 2026Q1 2026Q2 2026Q3 *Non-GAAP measure. See the Appendices for reconciliations to the most comparable GAAP measures.

West Coast Community Bancorp October 2026 Investor Presentation | 24 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Shareholder-Focused Superior Price Performance Quarterly Cash Dividend Paid Relative Price Performance % through October 16, 2026. WCCB NASDAQ Bank Ja n 2 1 Ju n 2 1 Dec 21 May 22 Nov 22 Apr 23 Oct 23 Mar 24 Sep 24 Fe b 2 5 Aug 25 Ja n 2 6 Ju n 2 6 Oct 26 —% 40.0% 80.0% 120.0% 160.0% 200.0% 240.0% $0.17 $0.18 $0.19 $0.20 $0.21 $0.22 $0.23 $0.24 $0.25 $0.29 20 24 Q3 20 24 Q4 20 25 Q1 20 25 Q2 20 25 Q3 20 25 Q4 20 26 Q1 20 26 Q2 20 26 Q3 20 26 Q4* *Indicates declared

West Coast Community Bancorp October 2026 Investor Presentation | 25 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Highlights Featured Business Lines ▪ SBA lending expertise ▪ Focus on local commercial lending relationships ▪ Core low-cost deposit franchise Strong Balance Sheet ▪ Attractive loan yields ▪ Long history of low credit losses ▪ Low cost of funds compared to peers Community Impact ▪ More than 4,400 volunteer hours in 2025 ▪ $690K of support to nonprofit organizations in 2025  Clear Vision ▪ New product development ▪ Efficiency strategies ▪ Growth beyond Santa Cruz serving Monterey, San Luis Obispo, San Mateo, Santa Clara and Santa Cruz counties Profitability ▪ Profitability metrics are best-in- class amongst peers ▪ Disciplined expense management Capacity to Grow ▪ Consistent growth via organic expansion and strategic mergers ▪ Robust capital levels ▪ Attractive markets

West Coast Community Bancorp October 2026 Investor Presentation | 26 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Community Reinvestment More than 900 Hours of Community Service in Q3 2026 Through volunteerism and service on boards and committees, we reinvest our time and financials into the communities we serve by supporting local nonprofits, service clubs, chambers and charitable organizations. Our directors, management team and employees are involved in hundreds of activities and generously give their time, energy and talent. We offer our employees participation in a Community Service Program that supports activities to enhance the communities in which we live and work. This program allows full-time employees up to 40 paid hours per calendar year to volunteer with 501(c)(3) charitable organization(s) of their choice. Rancho Cielo Food box packing Hunger at Home Food preparation Santa Cruz County Fairgrounds Foundation Junior Livestock Auction Buyer's Dinner support United Way San Luis Obispo Stuff the Bus school supply collection

West Coast Community Bancorp October 2026 Investor Presentation | 27 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Rankings and Recognition | National NEWSWEEK MAGAZINE Named one of the 2026 Top 500 Regional Banks & Credit Unions in the U.S. TIME MAGAZINE AMERICA'S GROWTH LEADERS FOR 2026 Ranked #330 of 501 in inaugural list of top performing publicly listed companies in the U.S. BANK DIRECTOR MAGAZINE 2026 RANKINGBANKING REPORT Ranked #12 among Top 25 U.S. publicly traded banks and #7 for banks with assets less than $5B for full-year 2025 performance. S&P GLOBAL MARKET INTELLIGENCE Best-performing Banks of 2025 Rankings: #8 among top U.S. community banks under $3B; #2 among community banks in the West under $10B; and #1 among California community banks under $10B for full-year 2025 financial performance. BAUERFINANCIAL, INC Rated 5-Star "Superior" for 42 consecutive quarters as of June 30, 2026. AMERICAN BANKER MAGAZINE Ranked #68 among top U.S. community banks with assets of $2B to $10B for full-year 2025 financial performance. BANK PERFORMANCE REPORT The Bank ranked #18 for overall performance among California Banks for the second quarter of 2026.

West Coast Community Bancorp October 2026 Investor Presentation | 28 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Rankings and Recognition | Regional SILICON VALLEY BUSINESS JOURNAL Ranked #43 in the Top Corporate Philanthropist in the Bay Area for 2025 giving. Ranked #34 in Silicon Valley's Fastest Growing Banks for Commercial & Industrial Lending as of March 31, 2026. Ranked #14 among Silicon Valley’s 25 largest SBA Lenders by 2025 loan value. Ranked #14 for Silicon Valley Banks with Fastest-growing Deposits as of December 31, 2025. Ranked #11 among Top 20 largest Silicon Valley banks by deposits as of June 30, 2025. Ranked #17 among fastest-growing banks by real estate lending as of September 30, 2025. SANTA CRUZ AREA CHAMBER OF COMMERCE Named Business of the Year: 2025, 2022 and 2018. MONTEREY PENINSULA CHAMBER OF COMMERCE Business Excellence Award Winner for Financial & Insurance Services. GOOD TIMES 2026 READERS' POLL "BEST OF SANTA CRUZ COUNTY" Voted Best Local Bank for the 14th consecutive year. SANTA CRUZ SENTINEL 2025 READERS' CHOICE AWARD Voted #1 Bank in Santa Cruz County for 11 years. THE PRESS BANNER “2026 THE BEST OF SCOTTS VALLEY“ READERS' POLL Silver Award for Best Local Bank. THE PAJARONIAN “2026 BEST OF THE PAJARO VALLEY" READERS' POLL Silver Award for Best Bank. THE LOOKOUT LIST 2025 Santa Cruz County Favorites, Inaugural Lookout List.

R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Appendices

West Coast Community Bancorp October 2026 Investor Presentation | 30 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Non-GAAP Reconciliation Dollars in thousands, except per share amounts December 31, 2021   December 31, 2022 December 31, 2023 December 31, 2024 December 31, 2025 March 31, 2026 June 30, 2026 September 30, 2026 Total shareholders' equity $186,090   $197,676 $230,036 $332,981 $376,827 $388,234 $398,488 $402,590 Less: Intangible assets (28,202)   (27,796) (27,433) (68,105) (63,912) (62,925) (61,939) (60,953) Tangible common equity $157,888   $169,880 $202,603 $264,876 $312,915 $325,309 $336,549 $341,637     Total assets $1,701,249   $1,744,487 $1,794,362 $2,680,428 $2,883,684 $2,895,078 $2,945,205 $2,983,584 Less: Intangible assets (28,202)   (27,796) (27,433) (68,105) (63,912) (62,925) (61,939) (60,953) Tangible assets $1,673,047   $1,716,691 $1,766,929 $2,612,323 $2,819,772 $2,832,153 $2,883,266 $2,922,631     Tangible common equity ratio 9.44%   9.90% 11.47% 10.14% 11.10% 11.49% 11.67% 11.69 %     Shares outstanding 8,536,000   8,477,272 8,406,680 10,556,467 10,482,767 10,499,854 10,513,743 10,524,552     Book value per share $21.80   $23.32 $27.36 $31.54 $35.95 $36.98 $37.90 $38.25 Less: Intangible book value per share (3.30)   (3.28) (3.26) (6.45) (6.10) (5.99) (5.89) (5.79) Tangible book value per share $18.50   $20.04 $24.10 $25.09 $29.85 $30.98 $32.01 $32.46

West Coast Community Bancorp October 2026 Investor Presentation | 31 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Non-GAAP Reconciliation (continued) Dollars in thousands, except per share amounts December 31, 2021 December 31, 2022 December 31, 2023 December 31, 2024 December 31, 2025 March 31, 2026 June 30, 2026 September 30, 2026 Gross loans (net of deferred fees and costs and purchase discounts) $1,201,805 $1,267,739 $1,411,293 $2,045,215 $2,172,464 $2,219,275 $2,271,406 $2,336,998 Less: Purchase discounts — — — (30,622) (20,841) (17,528) (15,722) (14,059) Less: PPP loans 93,278 3,202 314 158 8 — — — Gross loans excluding purchase discounts and PPP loans $1,108,527 $1,264,537 $1,410,979 $2,075,679 $2,193,297 $2,236,803 $2,287,128 $2,351,057 Allowance for credit losses $19,978 $21,444 $23,943 $31,622 $38,173 $34,677 $35,119 $36,608 Gross loans (net of deferred fees and costs and purchase discounts) $1,201,805 $1,267,739 $1,411,293 $2,045,215 $2,172,464 $2,219,275 $2,271,406 $2,336,998 Less: PPP loans 93,278 3,202 314 158 8 — — — Gross loans excluding PPP loans $1,108,527 $1,264,537 $1,410,979 $2,045,057 $2,172,456 $2,219,275 $2,271,406 $2,336,998 Allowance for credit losses as a percentage of gross loans excluding PPP loans 1.80% 1.70% 1.70% 1.55% 1.76% 1.56% 1.55% 1.57 % Gross loans (net of deferred fees and costs and purchase discounts) $1,201,805 $1,267,739 $1,411,293 $2,045,215 $2,172,464 $2,219,275 $2,271,406 $2,336,998 Less: Purchase discounts — — — (30,622) (20,841) (17,528) (15,722) (14,059) Gross loans excluding purchase discounts $1,201,805 $1,267,739 $1,411,293 $2,075,837 $2,193,305 $2,236,803 $2,287,128 $2,351,057 Less: Deferred fees and expenses 1,276 2,971 2,159 2,133 1,904 2,080 2,281 2,609 Gross loans excluding purchase discounts, deferred fees and expenses $1,200,529 $1,264,768 $1,409,134 $2,073,704 $2,191,401 $2,234,723 $2,284,847 $2,348,448

West Coast Community Bancorp October 2026 Investor Presentation | 32 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Non-GAAP Reconciliation (continued) Dollars in thousands, except per share amounts Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Net income $ 8,199 $ 3,840 $ 11,678 $ 12,918 $ 12,061 $ 13,772 $ 14,987 $ 12,161 $ 16,740 Add: Accelerated accretion on redemption of subordinated debentures — — — 160 — 864 — 1,824 — Add: Day 1 provision for credit losses on acquired non-PCD loans — 7,667 — — — — — — — Add: Net loss on sale of branch building — 509 — — — — — — — Add: Merger expense — 6,278 — — — — — — — Less: Renewable energy tax credit (920) Adjusted non-core items — 14,454 — 160 — 864 — 1,824 (920) Tax effected non-core items — 10,210 — 113 — 609 — 1,285 (920) Adjusted non-GAAP net income $ 8,199 $ 14,050 $ 11,678 $ 13,031 $ 12,061 $ 14,381 $ 14,987 $ 13,446 $ 15,820 Add: Core deposit intangibles (CDI) amort. $ 83 $ 1,071 $ 1,067 $ 1,067 $ 1,068 $ 991 $ 986 $ 987 $ 986 Tax effected CDI amort. 58 754 752 752 752 698 695 695 695 Adjusted non-GAAP income excl. CDI amort. $ 8,257 $ 14,804 $ 12,430 $ 13,783 $ 12,813 $ 15,079 $ 15,682 $ 14,141 $ 16,515 Average assets $ 1,739,924 $ 2,693,214 $ 2,654,772 $ 2,652,882 $ 2,772,657 $ 2,906,010 $ 2,872,259 $ 2,879,579 $ 3,011,804 Average equity $ 251,848 $ 335,707 $ 342,549 $ 352,301 $ 363,685 $ 375,569 $ 385,612 $ 395,954 $ 404,098 Less: Average goodwill and other intangibles (27,239) (68,804) (67,737) (66,647) (65,592) (64,548) (63,561) (62,579) (61,585) Average tangible common equity $ 224,609 $ 266,903 $ 274,812 $ 285,654 $ 298,093 $ 311,021 $ 322,051 $ 333,375 $ 342,513 Average diluted shares outstanding 8,524,252 10,614,204 10,625,489 10,626,352 10,601,694 10,546,203 10,487,876 10,507,662 10,542,098 Adjusted non-GAAP ROAA 1.87% 2.08% 1.78% 1.97% 1.73% 1.96% 2.12% 1.87% 2.08 % Adjusted non-GAAP ROATCE 14.63% 22.07% 18.34% 19.35% 17.05% 19.23% 19.75% 17.01% 19.13 % Adjusted diluted EPS (non-GAAP) $ 0.96 $ 1.32 $ 1.10 $ 1.23 $ 1.14 $ 1.36 $ 1.43 $ 1.28 $ 1.50 Net income $ 8,199 $ 3,840 $ 11,678 $ 12,918 $ 12,061 $ 13,772 $ 14,987 $ 12,161 $ 16,740 Add: Tax effected CDI amort. 58 754 752 752 752 698 695 695 695 Net income excl. CDI amort. $ 8,257 $ 4,594 $ 12,430 $ 13,670 $ 12,813 $ 14,470 $ 15,682 $ 12,856 $ 17,435 Non-GAAP ROATCE 14.62% 6.85% 18.34% 19.19% 17.05% 18.46% 19.75% 15.47% 20.20%

West Coast Community Bancorp October 2026 Investor Presentation | 33 R:219 G:109 B:29 R:0 G:40 B:93 R:155 G:154 B:163 Dollars in thousands Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Net interest income $ 20,517 $ 34,076 $ 32,345 $ 32,807 $ 34,634 $ 34,444 $ 34,082 $ 33,138 $ 37,110 Add: Accelerated accretion of discount on redeemed subordinated debentures — — — 160 — 864 — 1,824 — Adjusted net interest income (non-GAAP) $ 20,517 $ 34,076 $ 32,345 $ 32,967 $ 34,634 $ 35,308 $ 34,082 $ 34,962 $ 37,110 Noninterest income $ 1,065 $ 911 $ 999 $ 1,399 $ 1,285 $ 1,339 $ 2,710 $ 1,176 $ 1,303 Add: Net loss on sale of branch building — 509 — — — — — — — Adjusted noninterest income (non-GAAP) $ 1,065 $ 1,420 $ 999 $ 1,399 $ 1,285 $ 1,339 $ 2,710 $ 1,176 $ 1,303 Noninterest expense $ 9,876 $ 21,559 $ 15,497 $ 15,448 $ 15,491 $ 15,789 $ 16,036 $ 15,868 $ 16,254 Less: Merger expense — 6,278 — — — — — — — Adjusted noninterest expense (non-GAAP) $ 9,876 $ 15,281 $ 15,497 $ 15,448 $ 15,491 $ 15,789 $ 16,036 $ 15,868 $ 16,254 Adjusted non-GAAP efficiency ratio 45.76% 43.05% 46.48% 44.95% 43.13% 43.08% 43.59% 43.91% 42.31 % Net interest income $ 20,517 $ 34,076 $ 32,345 $ 32,807 $ 34,634 $ 34,444 $ 34,082 $ 33,138 $ 37,110 Add: Taxable equivalent adjustment 41 153 145 134 133 133 128 161 180 Net interest income (taxable equivalent) $ 20,558 $ 34,229 $ 32,490 $ 32,941 $ 34,767 $ 34,577 $ 34,210 $ 33,299 $ 37,290 Total interest expense $ 5,547 $ 8,063 $ 7,467 $ 7,995 $ 8,247 $ 9,202 $ 7,754 $ 9,755 $ 8,552 Less: Accelerated accretion on discount of partially redeemed subordinated debentures — — — 160 — 864 — 1,824 — Adjusted interest expense (non-GAAP) $ 5,547 $ 8,063 $ 7,467 $ 7,835 $ 8,247 $ 8,338 $ 7,754 $ 7,931 $ 8,552 Average balance of total interest-bearing liabilities and noninterest-bearing deposits $ 1,471,497 $ 2,334,680 $ 2,287,981 $ 2,277,373 $ 2,388,059 $ 2,508,055 $ 2,463,942 $2,459,749 $2,580,596 Adjusted non-GAAP cost of funds 1.50% 1.37% 1.32% 1.38% 1.37% 1.32% 1.28% 1.29% 1.31 % Non-GAAP Reconciliation (continued)